BALANCED FUND
                                  ANNUAL REPORT

                                IAI BALANCED FUND

                                 MARCH 31, 1998










                                     [LOGO]
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
                                IAI BALANCED FUND

                                  ANNUAL REPORT
                                 MARCH 31, 1998

                 President's Letter..............................2

                 Fund Managers' Review...........................4

                 Fund Portfolio..................................7

                 Notes to Fund Portfolio........................14

                 Statement of Assets and Liabilities............16

                 Statement of Operations........................17

                 Statement of Changes in Net Assets.............18

                 Financial Highlights...........................19

                 Notes to Financial Statements..................20

                 Independent Auditors' Report...................25

                 Federal Tax Information........................26

                 IAI Mutual Fund Family.........................27

                 Adviser, Custodian, Legal Counsel,
                 Independent Auditors,
                 Directors.......................Inside Back Cover

                               PRESIDENT'S LETTER
                                IAI BALANCED FUND

COLD MARKETS CAN TURN HOT IN NO TIME

[PHOTO]
NOEL P. RAHN
PRESIDENT

In 1994, the U.S. and European stock markets were sluggish, Latin America was in crisis and Asia was the "economic miracle." Today, Latin America is perceived as the strongest emerging market while Asia finds itself struggling. Meanwhile, the U.S. stock market has doubled in three years. And now, Europe seems to be in the midst of its own miracle.

Thanks to advances in communications technology and falling trade barriers, we live in a global economy where companies can do business anywhere in the world and virtually no place on earth is unreachable by investors. Yet, as we've seen these past few years, markets still move quite independently of each other.

Last fall, Asia's stock markets plummeted, threatening to take the rest of the markets down with them. In the United States, the Dow Jones Industrial Average, which peaked at 8,259 on August 6, 1997, fell more than 1,000 points by late October. But while Asia continued to descend, U.S. stocks staged an impressive rally. By early December, the Dow had virtually regained all its lost ground.

True, U.S. stocks took another tumble in December and January as more bad news came out of Asia and a scandal rocked the White House. But once again, the market roared back by early February as investors were reminded just how good the economy remained in the United States. The Asian debacle slowed projected U.S. growth in 1998, which bodes well for keeping interest rates and inflation low. The President submitted the first balanced federal budget in 30 years, and corporate profits, although growing slower than before, were stronger than initially projected.

In Latin America, investors also feared that the "Asian contagion" would depress other emerging markets. Although there was initial negative impact, Latin American stock markets held up surprisingly well. A few years back, the region had its own crisis, and it responded by reducing tariffs, clamping down on credit, cutting budget deficits and accelerating its privatization programs. It remains to be seen whether Asia is willing to take the same medicine to solve its economic problems.

In Europe, companies are streamlining operations, focusing on shareholder value and the upcoming transition to a single European currency beginning in 1999. In order to qualify for the Euro, a country must have limited budget deficits, low inflation and moderate interest rates--which also makes for excellent stock markets. The countries making up the European Union will comprise an economy and a bond market that is larger than that of the United States. Investor sentiment is positive in Europe, and the stock markets there have been strong since early 1997.

So as we move deeper into 1998, we can see that there are clear differences in markets throughout the world. But markets are constantly shifting. The best way to make sure you participate in the strongest areas of the world is to be diversified geographically--and be patient. Ice cold markets can turn hot in no time.

                               PRESIDENT'S LETTER
                                IAI BALANCED FUND

ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

The current economic backdrop is ideal for financial assets. Strong money growth is flowing into the markets rather than the real economy. This trend is bolstered by current demographic conditions. Moreover, low inflation raises market valuations (P/E ratios and real interest rates) while high consumer and business optimism raises the willingness to take risk.

What are the risks to the market? Near-term, negative earnings surprises could stall the equity market, and a weak dollar would not be good for bonds. Over the intermediate term, if the economic slowdown does not materialize, inflation concerns will rise and the Fed will tighten. This would hurt valuations in both stocks and bonds.

Our view is to remain cautiously optimistic on both markets, but watch for the developing evidence of a slowdown.

Please read the Fund Managers' Review, which follows this letter, for a detailed perspective on the Fund's performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn

Noel P. Rahn
President

                              FUND MANAGERS' REVIEW
                                IAI BALANCED FUND
[PHOTO]
LARRY R. HILL, CFA
IAI BALANCED FUND
CO-MANAGER

[PHOTO]
DONALD J. HOELTING, CFA
IAI BALANCED FUND
CO-MANAGER

IAI BALANCED FUND

WHAT IS THE FUND'S OBJECTIVE?

IAI Balanced Fund's objective is to maximize total return. This is pursued by investing in a broadly diversified portfolio consisting primarily of stocks, bonds, and short-term instruments. As the market outlook changes, the Fund's asset allocation is shifted gradually.

HOW HAS THE FUND PERFORMED?

The Fund performed in-line with its internally blended benchmark index for the year ended March 31, 1998 with a return of 29.1% versus 30.3%. The internally blended benchmark consists of 50% S&P 500 Index, 40% Lehman Aggregate Bond Index and 10% MSCI EAFE International Stocks.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

In the U.S. equity portion of the Fund, the financial, consumer cyclical and consumer staples sectors were the biggest contributors to performance. Berkshire Hathaway and Federal Home Loan Mortgage Corporation (called Freddie Mac), two holdings within the financial sector, were among the most successful positions in the Fund. Department 56, CBS and Tyco International were also large contributors to performance. The Fund's performance was also helped by two venture capital companies which had successful public launches; Ciena and Advanced Fibre Communications. Such securities were received as distributions from the Fund's investment in Vanguard Associates IV, a venture capital partnership. The Fund includes venture capital as a part of its asset allocation.
     Lagging positions in the Fund included Nike, Readers Digest and Motorola. Nike declined on a weak retail environment in the Asian Pacific region and higher inventory levels in the U.S., while Readers Digest and Motorola were sold due to fundamental business concerns.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The fixed income portion of the Fund weathered the Asian crisis by taking a more conservative credit stance prior to September 1997. Although the shorter duration of the Fund reduced returns in the September-October period, the Fund's rate sensitivity was increased in late October to take advantage of the capital flight to U.S. Treasuries. Since that extension, the Fund has maintained a duration that at least equals the benchmark.
     The international portion of the Fund saw a decline in Asian markets that began in the second half of 1997 and continued into early January. However, those countries seen to be making progress in their negotiations with the IMF saw sharp recoveries by the end of March 1998. The Japanese economy remained weak and profits were disappointing. The European markets rose as investors anticipated the confirmation that all eleven countries would qualify for the currency union.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We continue to focus on companies with solid competitive advantages and extremely high financial quality at attractive fundamental valuations. Companies with these characteristics possess the strength and flexibility to weather downturns in the economy and capital markets that should lead to strong relative performance in weak markets and out performance over a full market cycle.

                              FUND MANAGERS' REVIEW
                                IAI BALANCED FUND

TOP FIVE DOMESTIC COMMON STOCK SECTORS
% OF NET ASSETS AS OF 3/31/98

[GRAPHIC]

FINANCIAL                9.7%
CONSUMER DURABLES        7.3%
PRODUCER MANUFACTURING   6.9%
CONSUMER NON-DURABLES    4.8%
HEALTH TECHNOLOGY        2.4%


EFFECTIVE MATURITY
% OF BOND PORTFOLIO AS OF 3/31/98

{GRAPHIC]

YEARS
-----
0-3       8%
3-5      19%
5-10     50%
10-20     8%
20+      15%


TOP FIVE DOMESTIC EQUITY HOLDINGS

                                                           % of Net Assets
                                                        ------------------------
 Issue                        Sector                     3/31/98     3/31/97
--------------------------------------------------------------------------------

 Vanguard Associates IV*      Financial                    4.24      10.46
 Berkshire Hathaway Class A   Producer Manufacturing       2.79       1.65
 Spectrum Equity Investors*   Financial                    2.04       1.46
 Federal Home Loan
   Mortgage Corporation       Financial                    1.64          -
 CBS                          Producer Manufacturing       1.59          -
--------------------------------------------------------------------------------
 TOTAL                                                    12.30      13.57

*Denotes Restricted Security which is included in "Other Securities" in the Fund Portfolio.


BOND SECTORS
% OF BOND PORTFOLIO AS OF 3/31/98

[GRAPHIC]

Corporate                     29%
U.S. Government
  Obligations                 18%
Foreign Denominated            1%
U.S. Government
  Agency Mortgage-Backed       52%


BOND CREDIT RATING
% OF BOND PORTFOLIO AS OF 3/31/98

U.S. Government... 70%
Aaa................ 1%
Aa................. 1%
A.................. 3%
Baa................13%
Non-Investment
Grade..............12%

                              FUND MANAGERS' REVIEW
                               IAI BALANCED FUND


NOTE TO PRESIDENT'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI BALANCED FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


VALUE OF $10,000 INVESTMENT+

[GRAPHIC]

             IAI BALANCED FUND          S&P 500     LEHMAN GOVT/CORP    LEHMAN BROTHERS AGGREGATE
            (INCEPTION 4/10/92)         INDEX*         BOND INDEX*              BOND INDEX*
4/10/92          $ 10,000              $10,000          $ 10,000                $ 10,000
3/31/93          $ 11,019              $11,527          $ 11,430                $ 11,329
3/31/94          $ 10,933              $11,693          $ 11,747                $ 11,598
3/31/95          $ 11,963              $13,515          $ 12,284                $ 12,176
3/31/96          $ 13,409              $17,859          $ 13,627                $ 13,490
3/31/97          $ 15,897              $21,420          $ 14,234                $ 14,151
3/31/98          $ 20,530              $31,725          $ 15,999                $ 15,847




AVERAGE ANNUAL RETURNS+
THROUGH 3/31/98

                                                                 Since Inception
                                    1 Year          5 Years          4/10/92
--------------------------------------------------------------------------------
  IAI BALANCED FUND                 29.14%          13.26%           12.80%
--------------------------------------------------------------------------------
  S&P 500 Index                     48.11%          22.44%           21.22%*
--------------------------------------------------------------------------------
  Lehman Government/
  Corporate Bond Index(1)           12.39%           6.96%           8.15%*
--------------------------------------------------------------------------------
  Lehman Brothers Aggregate
  Bond Index                        11.99%           6.94%           7.98%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 4/01/92
1 THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX WILL BE REPLACED WITH THE LEHMAN BROTHERS AGGREGATE BOND INDEX AS THE FUND'S MANAGEMENT HAS DETERMINED THE LEHMAN BROTHERS AGGREGATE BOND INDEX TO BE MORE REPRESENTATIVE OF THE FUND'S INVESTMENTS, AND THEREFORE A BETTER COMPARISON FOR FUND PERFORMANCE.

                                 FUND PORTFOLIO
                                IAI BALANCED FUND

                                 MARCH 31, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS -- 38.3%

                                                                          Market
                                                    Quantity           Value (a)
--------------------------------------------------------------------------------
CONSUMER DURABLES - 7.3%
Bandag                                                 3,800          $  223,962
Callaway Golf                                          8,300             240,700
Department 56 (b)                                     11,400             433,200
Eastman Kodak                                          2,900             188,138
Harley-Davidson                                        9,900             326,700
Mattel                                                 6,100             241,713
Polaris Industries                                     7,500             277,500
Sturm, Ruger & Company                                16,600             342,375
--------------------------------------------------------------------------------
                                                                       2,274,288
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 4.8%
800 - JRCigar (b)                                     12,100             242,000
Coca-Cola                                              3,700             286,519
Gillette                                               2,200             261,113
Nike Class B                                           5,800             256,650
Philip Morris                                          8,500             354,343
UST 3,600                                                                116,100
--------------------------------------------------------------------------------
                                                                       1,516,725
--------------------------------------------------------------------------------
CONSUMER SERVICES - 1.2%
Walt Disney                                            3,600             384,300
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 1.3%
3Com (b)                                               4,000             143,750
Intel                                                  3,600             281,025
--------------------------------------------------------------------------------
                                                                         424,775
--------------------------------------------------------------------------------
ENERGY MINERALS - 0.9%
Exxon                                                  4,100             277,263
--------------------------------------------------------------------------------
FINANCIAL - 7.2%
American Express                                       3,300             302,981
Federal Home Loan
   Mortgage Corporation                               10,800             512,325
Leucadia National                                      5,700             224,438
Norwest                                                7,600             315,875
PMI Group                                              2,300             185,725
SLM Holding                                           10,050             438,431
United Assets Management                              10,600             288,850
--------------------------------------------------------------------------------
                                                                       2,268,625
--------------------------------------------------------------------------------

                                                                          Market
                                                    Quantity           Value (a)
--------------------------------------------------------------------------------
HEALTH SERVICES - 1.1%
First Health Group (b)                                 6,100          $  330,925
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 2.4%
Pfizer                                                 3,300             328,968
R.P. Scherer (b)                                       3,400             229,500
Symphonix Devices (b)                                 11,700             197,438
--------------------------------------------------------------------------------
                                                                         755,906
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.2%
Nabors Industries (b)                                 15,300             362,419
--------------------------------------------------------------------------------
NON-ENERGY MINERALS - 0.6%
Nucor                                                  3,600             195,975
--------------------------------------------------------------------------------
PROCESS INDUSTRIES - 0.8%
Schweitzer-Mauduit International                       6,800             234,600
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 6.9%
Berkshire Hathaway Class A (b)                            13             873,600
CBS                                                   14,600             495,487
General Electric                                       2,600             224,088
Nordson                                                2,900             144,638
Tyco International                                     7,600             415,150
--------------------------------------------------------------------------------
                                                                       2,152,963
--------------------------------------------------------------------------------
RETAIL TRADE - 1.3%
Wal-Mart Stores                                        7,900             401,418
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 1.3%
Parametric Technology (b)                             12,200             406,412
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $9,023,150)................................                  $ 11,986,594
--------------------------------------------------------------------------------

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 14

                                 FUND PORTFOLIO
                                IAI BALANCED FUND

                                 MARCH 31, 1998

NON-CONVERTIBLE PREFERRED
STOCKS - 2.5%
                                                                          Market
                                                    Rate   Quantity    Value (a)
--------------------------------------------------------------------------------
FINANCIAL - 2.5%
Capita Trust                                        2.27%     5,000     $134,685
Community Bank
   Series B                                         3.25     12,000      336,000
SI Financing Trust I                                2.38     12,000      323,244
--------------------------------------------------------------------------------
                                                                         793,929
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN NON-CONVERTIBLE
PREFERRED STOCKS
(COST: $719,188)....................................................... $793,929
--------------------------------------------------------------------------------

OTHER SECURITIES - 6.9%
                                                                          Market
                                                Quantity (i)           Value (a)
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 0.5%
PathNet Series C (b)                                  15,664          $  166,665
--------------------------------------------------------------------------------

                                                    Ownership             Market
                                               Percentage (i)          Value (a)
--------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 6.4%
South Street Corporate
   Recovery Fund I (b)                                  0.69%             39,324
Spectrum Equity Investors (b)                           0.46             639,080
Vanguard Associates IV (b)                              1.35           1,325,690
--------------------------------------------------------------------------------
                                                                       2,004,094
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $549,221) .....................................................$2,170,759
--------------------------------------------------------------------------------


FOREIGN COMMON STOCKS - 17.1%

                                                                          Market
                                                          Quantity     Value (a)
--------------------------------------------------------------------------------
AUSTRALIA - 1.0%
Boral Limited (Materials)                             17,032          $   42,585
Broken Hill Proprietary (Materials)                    9,930             101,681
Commonwealth Bank of
   Australia (Financial)                               7,147              85,143
M.I.M. Holdings (Materials)                          122,000              71,201
--------------------------------------------------------------------------------
                                                                         300,610
--------------------------------------------------------------------------------
BELGIUM - 0.1%
Compagnie Maritime Belge
   (Services)                                            460              36,173
--------------------------------------------------------------------------------
FINLAND - 0.5%
UPM-Kymmene (Materials)                                5,532             140,944
Valmet (Multi-Industry)                                2,028              32,519
--------------------------------------------------------------------------------
                                                                         173,463
--------------------------------------------------------------------------------
FRANCE - 3.2%
Compagnie Financiere de Paribas
   Class A (Financial)                                   780              78,933
Danone (Consumer Goods)                                  750             181,087
Dexia France (Financial)                                 950             127,262
Eridania Beghin-Say
   (Consumer Goods)                                      770             154,102
Lafarge (Materials)                                    1,516             128,944
Lafarge-Rights (Materials)                             1,516               1,982
Lyonnaise des Eaux-Dumez
   (Services)                                          1,205             174,063
Michelin Class B (Consumer Goods)                        790              47,164
Societe Television Franchaise
   (Services)                                            867             107,747
--------------------------------------------------------------------------------
                                                                       1,001,284
--------------------------------------------------------------------------------
GERMANY - 1.4%
Bayer (Materials)                                      4,120             188,468
BHF-Bank (Financial)                                   1,680              52,687
Deutsche Telekom (Services)                            8,580             187,661
--------------------------------------------------------------------------------
                                                                         428,816
--------------------------------------------------------------------------------

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 14

                                 FUND PORTFOLIO
                                IAI BALANCED FUND
                                 MARCH 31, 1998

FOREIGN COMMON STOCKS (CONT.)
                                                                          Market
                                                    Quantity           Value (a)
--------------------------------------------------------------------------------
HONG KONG - 1.0%
Jardine Strategic (Multi-Industry)                    50,421          $  138,154
South China Morning Post
   (Services)                                         11,000               7,382
Swire Pacific Class A
   (Multi-Industry)                                   22,000             116,413
Swire Pacific Class B
   (Multi-Industry)                                   27,500              26,441
--------------------------------------------------------------------------------
                                                                         288,390
--------------------------------------------------------------------------------
ITALY 0.1%
Banca Popolare di Milano
   (Financial)                                           742               6,816
Telecom Italia (Services)                              2,025              12,366
--------------------------------------------------------------------------------
                                                                          19,182
--------------------------------------------------------------------------------
JAPAN - 2.9%
Aiwa (Consumer Goods)                                  2,600              72,918
Eisai (Consumer Goods)                                10,000             137,228
Hitachi (Capital Equipment)                           23,000             167,298
Mazda Motor
   (Consumer Goods) (b)                               42,000             107,713
Namco (Consumer Goods)                                 3,000              66,139
Nippon Telegraph & Telephone
   (Services)                                             11              91,560
Nippon Yusen Kabushiki Kaish
   (Services)                                         36,000             129,309
Sekisui Chemical (Materials)                          21,810             123,479
Toray Industries (Materials)                           5,000              26,058
--------------------------------------------------------------------------------
                                                                         921,702
--------------------------------------------------------------------------------
MALAYSIA - 0.0%
Land & General
   (Multi-Industry)                                   28,000              10,154
--------------------------------------------------------------------------------
NETHERLANDS - 0.3%
Koninklijke PTT Nederland
   (Services)                                          1,985             102,835
--------------------------------------------------------------------------------
NEW ZEALAND - 0.2%
Carter Holt Harvey
   (Materials)                                        53,000              72,380
--------------------------------------------------------------------------------

                                                                          Market
                                                    Quantity           Value (a)
--------------------------------------------------------------------------------
PORTUGAL - 0.6%
Banco Comercial Portugues
   (Financial)                                         1,208          $   39,003
Banco Totta y Acores
   (Financial)                                         2,950             109,343
Brisa-Auto (Capital Equipment) (b)                       655              29,915
--------------------------------------------------------------------------------
                                                                         178,261
--------------------------------------------------------------------------------
SINGAPORE - 0.5%
Singapore Airlines (Services)                         17,612             125,410
United Overseas Bank (Financial)                       6,751              37,413
--------------------------------------------------------------------------------
                                                                         162,823
--------------------------------------------------------------------------------
SPAIN - 0.7%
Fuerzas Electricas de Cataluna
   Class A (Energy)                                      671               6,967
Iberdrola (Energy)                                    12,940             196,553
--------------------------------------------------------------------------------
                                                                         203,520
--------------------------------------------------------------------------------
SWITZERLAND 0.5%
S.M.H. (Consumer Goods)                                  240             154,122
--------------------------------------------------------------------------------
UNITED KINGDOM - 4.1%
British Petroleum ADR
   (Energy Minerals) (b)                               2,668             229,615
British Steel (Materials)                             41,300              98,209
Cookson Group (Materials)                             11,373              43,804
FKI (Capital Equipment)                               17,900              60,700
Greenalls Group (Services)                             7,356              55,864
Imperial Tobacco Group
   (Consumer Goods)                                   16,400             120,565
Rolls-Royce (Capital Equipment)                       27,700             129,745
Sears (Services)                                      71,350              68,105
SmithKline Beecham ADR
   (Health Technology) (b)                             5,700             356,606
Tomkins (Multi-Industry)                              17,500             106,598
--------------------------------------------------------------------------------
                                                                       1,269,811
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN FOREIGN COMMON STOCKS
(COST: $5,075,957) .................................................. $5,323,526
--------------------------------------------------------------------------------


               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 14

                                 FUND PORTFOLIO
                                IAI BALANCED FUND

                                 MARCH 31, 1998

CORPORATE BONDS - 8.5%

                                                                                      Principal          Market
                                                          Rate         Maturity          Amount       Value (a)
----------------------------------------------------------------------------------------------------------------
FINANCIAL - 0.9%
FCB/NC Capital Trust I (f)                                  8.05%      03/01/28      $  100,000      $  100,875
Lehman Brothers                                             7.38       05/15/04          60,000          62,491
Travelers Group                                             6.63       01/15/28         130,000         126,434
----------------------------------------------------------------------------------------------------------------
                                                                                                        289,800
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 7.0%
Boston Scientific                                           6.63       03/15/05         150,000         150,845
Chattem (f)                                                 8.88       04/01/08          50,000          50,625
CSC Holdings Series B                                       8.13       08/15/09          75,000          78,563
Day International Group (f)                                 9.50       03/15/08          75,000          76,031
Fred Meyer                                                  7.45       03/01/08         100,000         100,232
Lin Television (f)                                          8.38       03/01/08          75,000          75,375
Nextlink Communications (f)                                 9.00       03/15/08          50,000          51,250
Paragon (f)                                                 9.63       04/01/08          50,000          49,625
Perkins Family Restaurants (f)                             10.13       12/15/07         125,000         131,250
Pharmerica (f)                                              8.38       04/01/08          50,000          50,125
Pillotex (f)                                                9.00       12/15/07         125,000         130,313
Raytheon                                                    6.30       03/15/05          60,000          59,594
Raytheon                                                    6.75       03/15/18          60,000          59,596
RCN (step bond) (f)                                         8.70 (g)   02/15/08         120,000          75,300
Revlon Consumer Products (f)                                8.63       02/01/08          75,000          76,031
Time Warner Entertainment                                   8.38       07/15/33         500,000         573,535
Transamerica Capital III (f)                                7.63       11/15/37         250,000         259,760
Walbro (f)                                                 10.13       12/15/07         125,000         122,500
----------------------------------------------------------------------------------------------------------------
                                                                                                      2,170,550
----------------------------------------------------------------------------------------------------------------
UTILITIES - 0.6%
KN Energy                                                   7.25       03/01/28         120,000         120,701
Utilicorp United                                            6.88       10/01/04          70,000          71,029
----------------------------------------------------------------------------------------------------------------
                                                                                                        191,730
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $2,604,646).................................................................................$  2,652,080
----------------------------------------------------------------------------------------------------------------

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 14

                                 FUND PORTFOLIO
                                IAI BALANCED FUND

                                 MARCH 31, 1998

FOREIGN DENOMINATED BONDS - 0.4%


                                                                                      Principal         Market
                                                             Rate      Maturity      Amount (e)       Value (a)
----------------------------------------------------------------------------------------------------------------
CORPORATE - 0.4%
International Bank for Reconstruction
   and Development (POLISH ZLOTTY)                          16.50%     03/09/05         400,000      $  112,366

----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN FOREIGN DENOMINATED BONDS
(COST: $112,146)                                                                                     $  112,366
----------------------------------------------------------------------------------------------------------------



U.S. GOVERNMENT OBLIGATIONS - 5.3%


                                                                                      Principal          Market
                                                             Rate      Maturity          Amount       Value (a)
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 2.7%
                                                             5.38%     02/15/01      $  490,000       $ 487,090
                                                             5.88      09/03/02         330,000         332,576
                                                             6.13      08/15/07          10,000          10,285
----------------------------------------------------------------------------------------------------------------
                                                                                                        829,951
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 1.3%
                                                             7.50      11/15/16          30,000          34,983
                                                             6.63      02/15/27         285,000         309,224
                                                             6.13      11/15/27          50,000          51,274
----------------------------------------------------------------------------------------------------------------
                                                                                                        395,481
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY STRIPS - 1.3%
                                                             5.66 (h)  11/15/09         490,000         247,754
                                                             5.69 (h)  11/15/10         350,000         165,865
----------------------------------------------------------------------------------------------------------------
                                                                                                        413,619
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN U.S. GOVERNMENT OBLIGATIONS
(COST: $1,658,361)                                                                                 $  1,639,051
----------------------------------------------------------------------------------------------------------------


               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 14

                                 FUND PORTFOLIO
                                IAI BALANCED FUND

                                 MARCH 31, 1998

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 15.5%


                                                                                      Principal          Market
                                                          Rate         Maturity          Amount       Value (a)
---------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.3%
   Series 1921 Class J
   (COLLATERALIZED MORTGAGE OBLIGATION)                       6.50%    09/15/24    $    110,000    $    108,212
---------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 5.2%
                                                              6.50      03/02/11        130,251         131,269
                                                              6.00      04/01/11        262,486         259,862
                                                              6.50      04/15/13 (c)    130,000         130,446
                                                              6.50      03/01/28      1,109,450       1,098,355
---------------------------------------------------------------------------------------------------------------
                                                                                                      1,619,932
---------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.4%
                                                              9.00      06/01/17        710,996         762,984
   Series 1996-39 Class C (COLLATERALIZED MORTGAGE
   OBLIGATION)                                                6.00      12/25/24        190,000         181,984
                                                              9.50      02/01/25        160,192         171,505
                                                              6.50      03/01/28        262,600         259,645
---------------------------------------------------------------------------------------------------------------
                                                                                                      1,376,118
---------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DWARF - 0.8%
                                                              6.00      03/01/13        260,000         255,855
---------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.8%
                                                              7.00      04/15/23        429,090         434,454
                                                              8.00      12/15/23        175,172         182,397
                                                              7.50      01/15/26        121,918         125,061
                                                              7.00      10/15/26        408,740         412,954
                                                              7.00      11/15/26        337,118         340,594
---------------------------------------------------------------------------------------------------------------
                                                                                                      1,495,460
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $4,795,323)...............................................................................$    4,855,577
---------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $24,537,992)..............................................................................$   29,533,882
---------------------------------------------------------------------------------------------------------------

        SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 14

                                 FUND PORTFOLIO
                                IAI BALANCED FUND

                                 MARCH 31, 1998

SHORT TERM SECURITIES - 4.4%

                                                                                      Principal          Market
                                                          Rate         Maturity          Amount       Value (a)
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 4.4%
Federal Home Loan Bank (DISCOUNT NOTE)                        5.85%     04/01/98     $  100,000     $   100,000
Federal Home Loan Bank (DISCOUNT NOTE)                        5.45      04/03/98      1,180,000       1,179,643
U.S. Treasury Bill                                            5.10      04/23/98        100,000 (d)      99,674
---------------------------------------------------------------------------------------------------------------
                                                                                                      1,379,317
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $1,379,339)...............................................................................$    1,379,317
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $25,917,331) (j)..........................................................................$   30,913,199
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) - 1.1%
   ..............................................................................................$      347,357
---------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
   ..............................................................................................$   31,260,556
---------------------------------------------------------------------------------------------------------------


               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 14

                             NOTES TO FUND PORTFOLIO
                                IAI BALANCED FUND

                                 MARCH 31, 1998

                                       (a)
Market values of securities are stated in U.S. dollars and are determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Currently non-income producing security.

                                       (c)
Purchased on a when-issued basis. At March 31, 1998, the cost of securities purchased on a when-issued basis totalled $130,081.

                                       (d)
Security is partially pledged to cover initial margin on open futures contracts (see Note 5 to financial statements).

(e) Foreign security cost and market values are stated in U.S. dollars. Principal amounts are denominated in the foreign currency indicated parenthetically.


                                       (f)
Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered liquid under guidelines established by the Board of Directors.


                                       (g)
A step bond is a security that remains zero-coupon until a predetermined date at which time the stated coupon rate becomes payable at regular intervals. The interest rate shown for step bonds represents the effective yield at March 31, 1998, based upon the estimated timing and amount of future interest and principal payments.

                                       (h)
Interest rate shown represents yield-to-maturity at date of purchase.

                                       (i)
Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security held at March 31, 1998, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at March 31, 1998, is shown on the next page.

                             NOTES TO FUND PORTFOLIO
                                IAI BALANCED FUND

                                 MARCH 31, 1998

CONVERTIBLE PREFERRED STOCK


Security                                              Acquisition Date                       Cost
-------------------------------------------------------------------------------------------------
PathNet Series C                                          11/04/97                  $     166,665


LIMITED PARTNERSHIPS


Security                                              Acquisition Date                       Cost
-------------------------------------------------------------------------------------------------
South Street Corporate
   Recovery Fund I                                        10/03/95                    $        --
Spectrum Equity Investors                                 01/03/95                         17,095
                                                          05/11/95                          5,525
                                                          05/22/95                         35,000
                                                          11/16/95                         42,500
                                                          12/13/95                         17,500
                                                          04/17/96                         12,500
                                                          05/15/96                         35,000
                                                          08/14/96                         20,000
                                                          10/22/96                         50,000
                                                          12/12/96                         12,500
                                                          02/12/97                         21,395
                                                          02/26/97                         25,000
                                                          05/05/97                         20,000
                                                          06/10/97                         12,500
                                                          09/30/97                         12,500
                                                          12/09/97                         10,000
                                                          01/20/98                         30,000
Vanguard Associates IV                                    07/26/96                          3,541


                                       (j)
At March 31, 1998, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


   Cost for federal income tax purposes..................   $      26,493,602
                                                            -----------------

   Gross unrealized appreciation.........................   $       4,995,269

   Gross unrealized depreciation.........................            (575,672)
                                                            -----------------

   Net unrealized appreciation...........................   $       4,419,597
                                                            -----------------

                       STATEMENT OF ASSETS AND LIABILITIES
                                IAI BALANCED FUND

                                 MARCH 31, 1998

ASSETS
Investments in securities, at market
    (Cost: $25,917,331)                                                                             $30,913,199
Cash in bank on demand deposit                                                                          137,972
Receivable for investment securities sold                                                               280,932
Receivable for Fund shares sold                                                                             901
Dividends and accrued interest receivable                                                               122,150
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                            13,813
                                                                                                    -----------
    TOTAL ASSETS                                                                                     31,468,967
                                                                                                    -----------

LIABILITIES
Payable for investment securities purchased                                                              69,007
Payable for investment securities purchased on a when-issued basis                                      130,081
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                             4,854
Variation margin payable                                                                                  4,469
                                                                                                    -----------
    TOTAL LIABILITIES                                                                                   208,411
                                                                                                    -----------
        NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                          $31,260,556
                                                                                                    ===========

REPRESENTED BY:
Capital stock                                                                                       $    24,503
Additional paid-in capital                                                                           21,701,694
Undistributed net investment income                                                                     112,022
Accumulated net realized gains                                                                        4,410,432
Unrealized appreciation on:
    Investment securities (Note 5)                                                  $ 5,004,677
    Other assets and liabilities denominated in foreign currency                          7,228
                                                                                    -----------
                                                                                                      5,011,905
                                                                                                    -----------
        TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                     $31,260,556
                                                                                                    ===========
        Shares of capital stock outstanding; authorized 10 billion shares
             of $.01 par value stock                                                                  2,450,347
                                                                                                    -----------
        NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                                      $     12.76
                                                                                                    ===========


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 20

                             STATEMENT OF OPERATIONS
                                IAI BALANCED FUND

                            YEAR ENDED MARCH 31, 1998


NET INVESTMENT INCOME
    INCOME
       Interest (net of foreign income taxes withheld of $43)                                          $ 1,270,615
       Dividends (net of foreign income taxes withheld of $12,724)                                         378,635
                                                                                                       -----------
           TOTAL INCOME                                                                                  1,649,250
                                                                                                       -----------
    EXPENSES
       Management fees                                                                                     535,824
       Compensation of Directors                                                                             4,922
       Interest                                                                                             12,517
                                                                                                       -----------
       TOTAL EXPENSES                                                                                      553,263
           Less fees reimbursed by Advisers                                                                 (4,922)
                                                                                                       -----------
           NET EXPENSES                                                                                    548,341
                                                                                                       -----------
           NET INVESTMENT INCOME                                                                         1,100,909
                                                                                                       -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
    Net realized gains (losses) on:
       Investment securities                                                          $ 7,638,026
       Future contracts                                                                   (20,375)
       Written option contracts                                                             9,613
       Foreign currency transactions                                                      (50,937)
                                                                                      -----------
                                                                                                         7,576,327
    Net change in unrealized appreciation or depreciation on:
       Investment securities                                                          $   981,142
       Future contracts                                                                    (1,935)
       Other assets and liabilities denominated in foreign currency                         6,999
                                                                                      -----------
                                                                                                           986,206
                                                                                                       -----------
           NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY                                                  8,562,533
                                                                                                       -----------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $ 9,663,442
                                                                                                       ===========


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 20

                       STATEMENT OF CHANGES IN NET ASSETS
                                IAI BALANCED FUND


                                                                      Year ended        Year ended
                                                                       March 31,         March 31,
                                                                         1998              1997
--------------------------------------------------------------------------------------------------
OPERATIONS
     Net investment income                                          $  1,100,909      $  1,037,273
     Net realized gains                                                7,576,327         4,710,596

     Net change in unrealized appreciation or depreciation               986,206            46,520
                                                                    ------------------------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          9,663,442         5,794,389
                                                                    ------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                       (1,041,725)       (1,454,148)

     Excess distribution from net investment income                     (333,421)             --

     From net realized gains                                          (3,849,828)       (5,366,081)
                                                                    ------------------------------
         TOTAL DISTRIBUTIONS                                          (5,224,974)       (6,820,229)
                                                                    ------------------------------

CAPITAL SHARE TRANSACTIONS
     Net proceeds from sale of 2,196,828 and 1,002,358 shares         27,242,204        11,615,277
     Net asset value of 436,950 and 620,444 shares issued
         in reinvestment of distributions                              5,199,315         6,699,334

     Cost of 3,157,276 and 2,013,573 shares redeemed                 (38,440,983)      (23,266,327)
                                                                    ------------------------------
         DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       (5,999,464)       (4,951,716)
                                                                    ------------------------------
         TOTAL DECREASE IN NET ASSETS                                 (1,560,996)       (5,977,556)

     NET ASSETS AT BEGINNING OF PERIOD                                32,821,552        38,799,108
                                                                    ------------------------------

     NET ASSETS AT END OF PERIOD                                    $ 31,260,556      $ 32,821,552
         INCLUDING UNDISTRIBUTED (OVERDISTRIBUTED)                  ==============================
              NET INVESTMENT INCOME OF:                             $    112,022      $    (59,184)
                                                                    ==============================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 20

                              FINANCIAL HIGHLIGHTS
                               IAI BALANCED FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                         Years ended March 31,
                                                     ----------------------------
                                                          1998           1997
---------------------------------------------------------------------------------
NET ASSET VALUE
     Beginning of period                             $      11.04    $      11.53
                                                     ----------------------------

OPERATIONS
     Net investment income                                   0.25            0.37
     Net realized and unrealized gains (losses)              2.84            1.60
                                                     ----------------------------
        TOTAL FROM OPERATIONS                                3.09            1.97


DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                             (0.28)          (0.49)
     Excess distribution from net investment income         (0.09)           --
     From net realized gains                                (1.00)          (1.97)
                                                     ----------------------------
        TOTAL DISTRIBUTIONS                                 (1.37)          (2.46)
                                                     ----------------------------

NET ASSET VALUE
     End of period                                   $      12.76    $      11.04
                                                     ============================

Total investment return*                                    29.14%          18.55%

Net assets at end of period (000's omitted)          $     31,261    $     32,822

RATIOS
     Expenses to average net assets
        (including interest expense)                         1.28%           1.26%
Expenses to average net assets
        (excluding interest expense)                         1.25%           1.25%
Net investment income to average net assets                  2.57%           2.92%
     Average brokerage commission rate**             $     0.0289    $     0.0468
     Portfolio turnover rate
        (excluding short-term securities)                   237.0%          190.6%



[WIDE TABLE CONTINUED FROM ABOVE]

                                                                  Years ended March 31,
                                                     --------------------------------------------
                                                          1996            1995           1994
-------------------------------------------------------------------------------------------------
NET ASSET VALUE
     Beginning of period                             $      10.57    $      10.36    $      10.89
                                                     --------------------------------------------

OPERATIONS
     Net investment income                                   0.29            0.29            0.27
     Net realized and unrealized gains (losses)              0.97            0.62           (0.34)
                                                     --------------------------------------------
        TOTAL FROM OPERATIONS                                1.26            0.91           (0.07)
                                                     --------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                             (0.30)          (0.32)          (0.26)
     Excess distribution from net investment income          --              --              --
     From net realized gains                                 --             (0.38)          (0.20)
                                                     --------------------------------------------
        TOTAL DISTRIBUTIONS                                 (0.30)          (0.70)          (0.46)
                                                     --------------------------------------------

NET ASSET VALUE
     End of period                                   $      11.53    $      10.57    $      10.36
                                                     ============================================

Total investment return*                                    12.09%           9.44%          (0.77%)

Net assets at end of period (000's omitted)          $     38,799    $     41,419    $     52,369

RATIOS
     Expenses to average net assets
        (including interest expense)                         1.25%           1.25%           1.25%
Expenses to average net assets
        (excluding interest expense)                         1.25%           1.25%           1.25%
Net investment income to average net assets                  2.48%           2.68%           2.35%
     Average brokerage commission rate**                      n/a             n/a             n/a
     Portfolio turnover rate
        (excluding short-term securities)                   193.8%          256.9%          211.9%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE COMPARABILITY OF RATES BETWEEN DOMESTIC AND FOREIGN EQUITIES MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE CAN VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND

                                 MARCH 31, 1998

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IAI Investment Funds VI, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IAI Balanced Fund is a separate portfolio of IAI Investment Funds VI, Inc. The Fund has a primary objective of maximum total return through investment in stocks, bonds and short-term instruments.

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION
Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by the portfolio pricing service. Securities which cannot be valued by the portfolio pricing service are valued using dealer-supplied valuations, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less at acquisition are valued at cost adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such procedures consider various factors including, but not limited to, the cost of the security at date of purchase, the current financial statements of the issuer and special reports prepared by analysts, the size of the position held, recent purchases or sales of securities of the company, prices and public trading activity of comparable companies, the nature and duration of restrictions on disposition, pending public offerings with respect to the security, changes in economic conditions and industry developments affecting the issuer, and other relevant matters. Restricted securities represent $2,170,759 (6.9% of net assets). Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

FUTURES AND OPTIONS CONTRACTS
In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND

                                 MARCH 31, 1998

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency transactions. Exchange gains and losses may also be realized between the trade and settlement dates on security and foreign currency contract transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES
Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of limited partnership income, certain foreign currency gains and losses treated as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $445,443 and accumulated net realized gains have been decreased by $445,443.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

The Fund uses the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions, as needed

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND

                                 MARCH 31, 1998

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

to comply with federal tax regulations, are distributed during the year.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


[2] COMMITMENTS AND CONTINGENCIES

INSURANCE
For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund is committed to make future capital contributions, if requested by the Company.

LINE OF CREDIT
The Fund had available a $4,729,000 line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There are no borrowings outstanding at March 31, 1998.

LIMITED PARTNERSHIP COMMITMENTS
At March 31, 1998, the Fund is committed to invest an additional $38,000 in Spectrum Equity Investors limited partnership and $333,000 in PathNet private placement.

Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profit and loss in the partnership and removal from the limited partnership.

The Fund's management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. The Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.


[3] FEES AND EXPENSES
Under terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.25% declining to 1.10% of average daily net assets. This fee is paid monthly. The Management Agreement further provides that Advisers will either reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount.

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND

                                 MARCH 31, 1998

[4] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES
For the year ended March 31, 1998, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund aggregated $84,070,605 and $94,547,486, respectively.

RESTRICTED SECURITIES
Included in the Fund's portfolio of investments in securities at March 31, 1998 are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid. The Fund limits investments in securities that are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Fund's Board of Directors.

[5] OPEN FUTURES CONTRACTS
The financial futures contracts shown below were open as of March 31, 1998. The market value of securities deposited to cover initial margin requirements for the open positions at March 31, 1998, was $74,756.

The unrealized appreciation of $8,809 on these contracts at March 31, 1998 is included in unrealized appreciation on investment securities.

                           Number of          Expiration                             Market          Unrealized
   Type                    Contracts             Month            Position            Value         Appreciation
----------------------------------------------------------------------------------------------------------------
   U.S. Treasury Note           13             June 1998            Short         $   1,460,875       $   8,809


                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND

                                 MARCH 31, 1998

[6] FOREIGN CURRENCY EXCHANGE CONTRACTS
At March 31, 1998, the Balanced Fund had entered into foreign currency exchange contracts. The unrealized appreciation or depreciation on those contracts at March 31, 1998, is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contracts are as follows:


  Exchange                                                                        Unrealized    Unrealized
   Date              Currency to be Delivered      Currency to be Received       Appreciation  Depreciation
-----------------------------------------------------------------------------------------------------------
   04/01/98             8,258 U.S. Dollars           12,064 Australian Dollars    $    --       $   257
   04/01/98             5,478 U.S. Dollars          728,056 Japanese Yen               --            18
   04/03/98             3,067 U.S. Dollars            4,870 Singapore Dollars          --            52
   04/03/98            55,463 British Pounds         92,646 U.S. Dollars               --           233
   04/15/98           721,791 Belgian Francs         19,136 U.S. Dollars              216            --
   04/30/98            84,807 French Francs          13,824 U.S. Dollars              136            --
   04/30/98            75,205 British Pounds        121,531 U.S. Dollars               --         4,199
   05/06/98        25,571,750 Japanese Yen          206,257 U.S. Dollars           13,461            --
   10/07/98         1,023,424 Hong Kong Dollars     130,719 U.S. Dollars               --            95
-----------------------------------------------------------------------------------------------------------
                                                                                  $13,813        $4,854
-----------------------------------------------------------------------------------------------------------

[7] OPTIONS CONTRACTS WRITTEN
During the year ended March 31, 1998, Balanced Fund wrote the following options on equity securities.

CALL OPTIONS
--------------------------------------------------------------------------------

                                                 Number of
                                                 Contracts          Premium
--------------------------------------------------------------------------------
       Outstanding at 3/31/97                         --          $      --
       Opened                                         10              9,613
       Expired                                       (10)            (9,613)
       Closed                                         --                 --
       Exercised                                      --                 --
                                                  ==========      =============
       Outstanding at 3/31/98                         --                 --

                          INDEPENDENT AUDITORS' REPORT
                                IAI BALANCED FUND


The Board of Directors and Shareholders
IAI Investment Funds VI, Inc.:

We have audited the accompanying statement of assets and liabilities, including the fund portfolio, of IAI Balanced Fund (a portfolio within IAI Investment Funds VI, Inc.) as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Balanced Fund at March 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
May 8, 1998

                             FEDERAL TAX INFORMATION
                                IAI BALANCED FUND

We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for information purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.


                                TAX INFORMATION:



---------------------------------------------------------------------------
                            Ordinary      28% Rate      Long-Term
   Payable Date            Income (A)       Gain      Capital Gain
---------------------------------------------------------------------------

  JUNE 1997                $  0.2986      $0.0000      $  0.0000
  DECEMBER 1997               0.4287       0.0150         0.6289
===========================================================================
                           $  0.7273      $0.0150      $  0.6289

12.95% of ordinary income distributions qualify for deduction by corporations.

(A) INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

                             IAI MUTUAL FUND FAMILY

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE
MUTUAL FUNDS IN OUR FUND FAMILY

                                                           SECONDARY
IAI FUND                      PRIMARY OBJECTIVE           OBJECTIVE           PORTFOLIO COMPOSITION
-----------------------------------------------------------------------------------------------------------------------------------
IAI DEVELOPING                Capital Appreciation          --           Equity securities of companies in developing countries
COUNTRIES FUND
-----------------------------------------------------------------------------------------------------------------------------------


IAI INTERNATIONAL FUND        Capital Appreciation        Income         Equity securities of non-U.S. companies
-----------------------------------------------------------------------------------------------------------------------------------

IAI EMERGING GROWTH FUND      Capital Appreciation          --           Common stocks of small- to medium-sized
                                                                         emerging growth companies
-----------------------------------------------------------------------------------------------------------------------------------

IAI CAPITAL                   Capital Appreciation          --           Common stocks of small- to medium-sized
APPRECIATION FUND                                                        growth companies
-----------------------------------------------------------------------------------------------------------------------------------

IAI MIDCAP GROWTH FUND        Capital Appreciation          --           Common stocks of medium-sized growth companies
-----------------------------------------------------------------------------------------------------------------------------------

IAI REGIONAL FUND             Capital Appreciation          --           Common stocks of Upper Midwest companies
-----------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH FUND               Capital Appreciation          --           Common stocks with potential for above-average
GROWTH AND APPRECIATION
-----------------------------------------------------------------------------------------------------------------------------------

IAI VALUE FUND                Capital Appreciation          --           Common stocks which are considered to be undervalued
-----------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH AND INCOME FUND    Capital Appreciation        Income         Common stocks with potential for long-term appreciation,
                                                                         and common stocks that are expected to produce income
-----------------------------------------------------------------------------------------------------------------------------------

IAI BALANCED FUND             Total Return                Income         Common stocks, investment-grade bonds and
                              [CAPITAL APPRECIATION + INCOME]            short-term instruments
-----------------------------------------------------------------------------------------------------------------------------------

IAI BOND FUND                 Income                      Capital        Investment-grade bonds
                                                           Preservation
-----------------------------------------------------------------------------------------------------------------------------------

IAI GOVERNMENT FUND           Income                      Capital        U.S. Government securities
                                                           Preservation
-----------------------------------------------------------------------------------------------------------------------------------

IAI RESERVE FUND              Stability/Liquidity         Income         The portfolio has a maximum average maturity of 25 months, investing primarily in investment-grade bonds
-----------------------------------------------------------------------------------------------------------------------------------

IAI MONEY MARKET FUND         Stability/Liquidity         Income         The portfolio's average dollar-weighted maturity is less
                                                                         than 90 days, investing in high quality, money market
                                                                         securities
-----------------------------------------------------------------------------------------------------------------------------------


                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com

                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

[LOGO]
      P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700